Exhibit 99.30

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-C

KEY PERFORMANCE FACTORS
March 31, 2000



Expected B Maturity 6/16/03


Blended Coupon 6.1165%


Excess Protection Level
3 Month Average   5.90%
March, 2000   6.02%
February, 2000   6.23%
January, 2000   5.46%


Cash Yield19.39%


Investor Charge Offs 4.70%


Base Rate 8.68%


Over 30 Day Delinquency 4.65%


Seller's Interest 8.73%


Total Payment Rate15.20%


Total Principal Balance$49,480,326,758.32


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,321,526,239.83